EXHIBIT 99.1

JOINT FILING AGREEMENT

Each of the undersigned, pursuant to Rule 13d-1(k)(1) under the Act, hereby agrees and acknowledges that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of the Class A Common Stock and the information required by this Schedule 13G, to which this Agreement is attached as an exhibit, is filed on behalf of them. The undersigned further agree that any further amendments or supplements thereto shall also be filed on behalf of each of them.

Dated: February 16, 2021

ICONIQ Strategic Partners II, L.P., a Cayman Islands exempted limited partnership

By:	ICONIQ Strategic Partners II GP, L.P., a Cayman Islands Exempted limited partner, its General Partner

By:	ICONIQ Strategic Partners II TT GP, Ltd, a Cayman Islands exempted company, its General Partner

By:	Kevin Foster
Title:	Authorized Person

/s/ Kevin Foster
Signature of Reporting Person

ICONIQ Strategic Partners II-B, L.P., a Cayman Islands exempted limited partnership

By:	ICONIQ Strategic Partners II GP, L.P., a Cayman Islands exempted limited partnership, its General Partner

By:	ICONIQ Strategic Partners II TT GP, Ltd., a Cayman Islands exempted company, its General Partner

By:	Kevin Foster
Title:	Authorized Person

/s/ Kevin Foster
Signature of Reporting Person

ICONIQ Strategic Partners II Co-Invest, L.P., a Delaware series limited partnership, DD Series

By:	ICONIQ Strategic Partners II GP, L.P., a Cayman Islands exempted limited partnership, its General Partner

By:	ICONIQ Strategic Partners II TT GP, Ltd., a Cayman Islands exempted company, its General Partner

By:	Kevin Foster
Title:	Authorized Person

/s/ Kevin Foster
Signature of Reporting Person

CUSIP No. 23804L103	SCHEDULE 13G	Page 30 of 32 Pages

ICONIQ Strategic Partners III, L.P., a Cayman Islands exempted limited partnership

By:	ICONIQ Strategic Partners III GP, L.P., a Cayman Islands exempted limited partnership, its General Partner

By:	ICONIQ Strategic Partners III TT GP, Ltd., a Cayman Islands exempted company, its General Partner

By:	Kevin Foster
Title:	Authorized Person

/s/ Kevin Foster
Signature of Reporting Person

ICONIQ Strategic Partners III-B, L.P., a Cayman Islands exempted limited partnership

By:	ICONIQ Strategic Partners III GP, L.P., a Cayman Islands exempted limited partnership, its General Partner

By:	ICONIQ Strategic Partners III TT GP, Ltd., a Cayman Islands exempted company, its General Partner

By:	Kevin Foster
Title:	Authorized Person

/s/ Kevin Foster
Signature of Reporting Person

ICONIQ Strategic Partners IV, L.P., a Cayman Islands exempted limited partnership

By:	ICONIQ Strategic Partners IV GP, L.P., a Cayman Islands exempted limited partnership, its General Partner

By:	ICONIQ Strategic Partners IV TT GP, Ltd., a Cayman Islands exempted company, its General Partner

By:	Kevin Foster
Title:	Authorized Person

/s/ Kevin Foster
Signature of Reporting Person

CUSIP No. 23804L103	SCHEDULE 13G	Page 31 of 32 Pages

ICONIQ Strategic Partners IV-B, L.P., a Cayman Islands exempted limited partnership

By:	ICONIQ Strategic Partners IV GP, L.P., a Cayman Islands exempted limited partnership, its General Partner

By:	ICONIQ Strategic Partners IV TT GP, Ltd., a Cayman Islands exempted company, its General Partner

By:	Kevin Foster
Title:	Authorized Person

/s/ Kevin Foster
Signature of Reporting Person

ICONIQ Strategic Partners II GP, L.P., a Cayman Islands exempted limited partnership

By:	ICONIQ Strategic Partners II TT GP, Ltd., a Cayman Islands exempted company, its General Partner

By:	Kevin Foster
Title:	Authorized Person

/s/ Kevin Foster
Signature of Reporting Person

ICONIQ Strategic Partners II TT GP, Ltd., a Cayman Islands exempted company

By:	Kevin Foster
Title:	Authorized Person

/s/ Kevin Foster
Signature of Reporting Person

ICONIQ Strategic Partners III GP, L.P., a Cayman Islands exempted limited partnership

By:	ICONIQ Strategic Partners III TT GP, Ltd., a Cayman Islands exempted company, its General Partner

By:	Kevin Foster
Title:	Authorized Person

/s/ Kevin Foster
Signature of Reporting Person

CUSIP No. 23804L103	SCHEDULE 13G	Page 32 of 32 Pages

ICONIQ Strategic Partners III TT GP, Ltd., a Cayman Islands exempted company

By:	Kevin Foster
Title:	Authorized Person

/s/ Kevin Foster
Signature of Reporting Person

ICONIQ Strategic Partners IV GP, L.P., a Cayman Islands exempted limited partnership

By:	ICONIQ Strategic Partners IV TT GP, Ltd., a Cayman Islands exempted company, its General Partner

By:	Kevin Foster
Title:	Authorized Person

/s/ Kevin Foster
Signature of Reporting Person

ICONIQ Strategic Partners IV TT GP, Ltd., a Cayman Islands exempted company

By:	Kevin Foster
Title:	Authorized Person

/s/ Kevin Foster
Signature of Reporting Person

Divesh Makan

/s/ Divesh Makan
Signature of Reporting Person

William J.G. Griffith

/s/ William J.G. Griffith
Signature of Reporting Person

Matthew Jacobson

/s/ Matthew Jacobson
Signature of Reporting Person